Exhibit 99.3

END OF FIRST QUARTER 2016 HIGHLIGHTS   62% Y/Y revenue growth  75,000+ paid customer accounts NEW PRODUCT HIGHLIGHT Zendesk Message FOR Facebook Messenger  WELCOME TO ZENDESK Elena Gomez CFO Bryan Cox CRO Tom Keiser CIO RELATIONSHIPS ARE COMPLICATED CUSTOMER HIGHLIGHTS ZIPCAR latam ni z native instruments the salvation army